UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.1)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Bayview Acquisition Corp

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

Bayview Acquisition Corp (“Bayview,” the “Company,” “we,” “our,” or “us”) is filing these definitive additional proxy materials with respect to the definitive proxy statement filed by Bayview with the Securities and Exchange Commission (the “SEC”) on August 26, 2024 (the “Definitive Proxy Statement”), for the Extraordinary General Meeting of Shareholders scheduled for September 16, 2024 in order to increase the amount of the proposed monthly extension fee described in the Definitive Proxy Statement from $40,000 to $125,000 and to reflect the Company’s waiver of its right under its amended and restated memorandum and articles of association to withdraw up to $100,000 of the interest earned on the funds held in the trust account established in connection with the Company’s initial public offering (the “Trust Account”) to pay dissolution expenses in the event of the liquidation of the Trust Account. All other information in the Definitive Proxy Statement remains unchanged.

The Company reaffirms that the proceeds held in the trust account are invested in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations,

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. The terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

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SUPPLEMENT NO. 1, DATED SEPTEMBER 12, 2024

(TO THE DEFINITIVE PROXY STAEMENT OF BAYVIEW ACQUISITION CORP DATED AUGUST 26, 2024)

SUPPLEMENT TO THE PROXY STATEMENT

This supplement to the Definitive Proxy Statement (the “Supplement”), supplements, updates and amends the Definitive Proxy Statement of the Company filed with the SEC on August 26, 2024. The following supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety.

The fourth paragraph on the first page of the Letter to Shareholders is hereby amended and restated as follows:

Proposal No. 2—Trust Agreement Amendment Proposal—A proposal, by ordinary resolution to amend Bayview’s investment management trust agreement, dated as of December 14, 2023, (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) (the “Trustee”), to allow the Company to extend the Termination Date up to nine (9) times, with all nine (9) extensions comprised of one month each from the Termination Date to June 19, 2025 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”) $125,000 for each monthly Extension (the “Extension Payment”) until June 19, 2025 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination (the “Trust Agreement Amendment Proposal”); and

The fourth paragraph on the second page of the Letter to Shareholders is hereby amended and restated as follows:

Pursuant to the Existing Charter and the Trust Agreement, in order to avail ourselves of the three (3) additional three-month extension periods to consummate the Business Combination, our sponsors, Bayview Holding LP and Peace Investment Holdings Limited (the “Sponsors”) or their affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, may, at their request, and by resolution of directors, deposit into the Trust Account for each such three-month extension, on or prior to the date of the applicable Business Combination deadline, $600,000 (or $0.10 per share) for each extension. If the Extension Amendment Proposal is approved, we may, by resolution of directors, at the request of our Sponsors, avail ourselves of nine (9) extension periods, with all nine (9) extensions comprised of one month each, to consummate the Business Combination, subject to the Sponsors or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such monthly extension, on or prior to the date of the applicable Business Combination deadline $125,000 for each month in an Extension. In the event that our Sponsors elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsors will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsors five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. Our Sponsors and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsors’ affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share (the “Public Shares” or “Ordinary Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

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The fourth paragraph on the third page of the Letter to Shareholders is hereby amended and restated as follows:

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by Bayview shareholders, Bayview will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The fourth paragraph on the first page of the Notice of Extraordinary General Meeting is hereby amended and restated as follows:

Proposal No. 2—Trust Agreement Amendment Proposal—To resolve that Bayview’s investment management trust agreement, dated as of December 14, 2023 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”) be amended to allow the Company to extend the termination date from September 19, 2024 up to nine (9) times, with all nine (9) extensions comprised of one month each, to June 19, 2025 (i.e., for a period of time ending up to 18 months after the consummation of its initial public offering) by providing five (5) days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”), $125,000 for each month in an Extension (the “Extension Payment”) until June 19, 2025 pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying Proxy Statement (the “Trust Agreement Amendment Proposal”); and

The fourth paragraph on the second page of the Notice of Extraordinary General Meeting is hereby amended and restated as follows:

Pursuant to the Existing Charter and the Trust Agreement, in order to avail ourselves of the three (3) additional three-month extension periods to consummate the Business Combination, our sponsors, Bayview Holding LP and Peace Investment Holdings Limited (the “Sponsors”) or their affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, may, at their request, and by resolution of directors, deposit into the Trust Account for each such three-month extension, on or prior to the date of the applicable Business Combination deadline, $600,000 (or $0.10 per share) for each extension. If the Extension Amendment Proposal is approved, we may, by resolution of directors, at the request of our Sponsors, avail ourselves of nine (9) extension periods, with all nine (9) extensions comprised of one month each, to consummate the Business Combination, subject to the Sponsors or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such monthly extension, on or prior to the date of the applicable Business Combination deadline $125,000 for each month in an Extension. In the event that our Sponsors elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsors will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsors five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. Our Sponsors and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsors’ affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share (the “Public Shares” or “Ordinary Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

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The first Q&A on page 3 of the Definitive Proxy Statement is hereby amended and restated as follows:

Q. What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A. Bayview shareholders are being asked to consider and vote on the following proposals:

Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend Bayview’s Existing Charter by adopting the Bayview’s Second Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A to this Proxy Statement, which reflects the extension of date by which the Company must consummate a Business Combination up to nine (9) times from September 19, 2024 to June 19, 2025, with all nine (9) extensions comprised of one month each (i.e., for a period of time ending up to 18 months after the consummation of its IPO) for a total of nine (9) months after the Termination Date (assuming a Business Combination has not occurred);

Proposal No. 2—Trust Agreement Amendment Proposal—A proposal to amend Bayview’s investment management trust agreement, dated as of December 14, 2023, (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) (the “Trustee”), to allow the Company to extend the Termination Date up to nine (9) times, with all nine (9) extensions comprised of one month each from the Termination Date to June 19, 2025 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”) $125,000 for each month in an Extension (the “Extension Payment”) until June 19, 2025 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination; and

Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment and Extension.

The second Q&A on page 3 of the Definitive Proxy Statement is hereby amended and restated as follows:

Q: Are the proposals conditioned on one another?

A: Approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal are conditions to the implementation of the Extension Amendment and Extension. Pursuant to the Existing Charter, Bayview may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, Bayview may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

If the Extension and Extension Amendment are implemented and one or more Bayview shareholders elect to redeem their Public Shares, Bayview will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, as described in more detail in this Proxy Statement, and will retain the remainder of the funds in the Trust Account for Bayview’s use in connection with consummating a Business Combination on or before the expiration of the last Extended Date.

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If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by Bayview shareholders, Bayview will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsors and all of Bayview’s directors and officers (the “initial shareholders”) waived their rights to participate in any liquidating distribution with respect to the 1,500,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to Bayview’s rights, which will expire worthless in the event Bayview dissolves and liquidates the Trust Account.

The Trust Agreement Amendment Proposal and Adjournment Proposal is not conditioned on the approval of any other proposal.

The first Q&A on page 5 of the Definitive Proxy Statement is hereby amended and restated as follows:

Q: Why should I vote “FOR” the Extension Amendment Proposal?

A: Bayview believes its shareholders will benefit from Bayview consummating a Business Combination and is proposing the Extension Amendment Proposal to give the Company the right to extend the Combination Period from September 19, 2024, up to nine (9) times, with all nine (9) extensions comprised of one month each, to June 19, 2025. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given Bayview’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension and Extension Amendment are implemented, there is no assurance that Bayview will be able to consummate a Business Combination by the last Extended Date, given the actions that must occur prior to closing of a Business Combination

Pursuant to the Existing Charter and the Trust Agreement, in order to avail ourselves of the three (3) additional three-month extension periods to consummate the Business Combination, our Sponsors or their affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, may, at their request, and by resolution of directors, deposit into the Trust Account for each such three-month extension, on or prior to the date of the applicable Business Combination deadline $600,000, (or $0.10 per share) for each extension. If the Extension Amendment Proposal is approved, we may, by resolution of directors, at the request of our Sponsors, avail ourselves of nine (9) extension periods, with all nine (9) extensions comprised of one month each to consummate the Business Combination, subject to the Sponsors or their affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such monthly extension, on or prior to the date of the applicable Business Combination deadline $125,000 for each month in an Extension. In the event that our Sponsors elect to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsors will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsors five days prior to the applicable Business Combination deadline of their wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. Our Sponsors and their affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsors’ affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, if any and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

The Board recommends that you vote in favor of the Extension Amendment Proposal.

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The second Q&A on page 6 of the Definitive Proxy Statement is hereby amended and restated as follows:

Q: What happens if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved?

A: If there are insufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal, Bayview may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by Bayview shareholders, Bayview will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsors and the officers, directors and the initial shareholders of Bayview waived their rights to participate in any liquidation distribution with respect to the 1,500,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to Bayview’s rights, which will expire worthless in the event Bayview dissolves and liquidates the Trust Account.

The sixth paragraph on page 13 is hereby amended and restated as follows:

Proposal No. 2—Trust Agreement Amendment Proposal—A proposal to amend Bayview’s investment management trust agreement, dated as of December 14, 2023, (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”), to allow the Company to extend the Termination Date up to nine (9) times, with all nine (9) extensions comprised of one month each from the Termination Date to June 19, 2025 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the Trust Account $125,000 for each month in an Extension until June 19, 2025 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination (the “Trust Agreement Amendment Proposal”); and

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The second paragraph on page 21 is hereby amended and restated as follows:

Pursuant to the Existing Charter and the Trust Agreement, in order to avail ourselves of the three (3) additional three-month extension periods to consummate the Business Combination, our Sponsors or its affiliates or designees upon five days’ advance notice prior to the applicable Business Combination deadline, may, at their request, and by resolution of directors, deposit into the Trust Account for each such three-month extension, on or prior to the date of the applicable Business Combination deadline $600,000, (or $0.10 per share) for each extension. If the Extension Amendment Proposal is approved, we may, by resolution of directors, at the request of our Sponsors, avail ourselves of nine (10) extension periods, with all nine (9) extensions comprised of one month each to consummate the Business Combination, subject to the Sponsors or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such monthly extension, on or prior to the date of the applicable Business Combination deadline $125,000 for each month in an Extension. In the event that our Sponsors elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsors will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsors five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. Our Sponsors and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsors’ affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes if any , and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

The fourth paragraph on page 21 is hereby amended and restated as follows:

he approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Extension and Extension Amendment unless our shareholders approve the Extension Amendment Proposal and the other conditions to implementing the Extension and Extension Amendment are satisfied or waived. If the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by Bayview shareholders, Bayview will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The first paragraph on page 29 is hereby amended and restated as follows:

he proposed Trust Agreement Amendment would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of December 14, 2023, by and between the Company and Equiniti Trust Company, LLC (the “Trustee”), to allow the Company to extend the Termination Date up to nine (9) times, with all nine (9) extensions comprised of one month each from the Termination Date to June 19, 2025 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date (the “Trust Agreement Amendment Proposal”) and by depositing into the Trust Account $125,000 for each monthly extension. A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

The second paragraph on page 29 is hereby amended and restated as follows:

If the Trust Agreement Amendment Proposal is not approved and the Company does not consummate an initial Business Combination on or before the Termination Date, Bayview (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

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The fourth paragraph on page 29 is hereby amended and restated as follows:

“It is resolved that Bayview’s investment management trust agreement, dated as of December 14, 2023 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”) be amended to allow the Company to extend the termination date from September 19, 2024 up to nine (9) times, with all nine (9) extensions comprised of one month each time up to June 19, 2025 (i.e., for a period of time ending up to 18 months after the consummation of its initial public offering) by providing five (5) days advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”), $125,000 for each month in an Extension (the “Extension Payment”) until June 19, 2025 pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying Proxy Statement.

The Article 37.8(b) on page 49 of Annex A is hereby amended and restated as follows:

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

The fourth paragraph on the first page of Annex B is hereby amended and restated as follows:

WHEREAS, at an extraordinary general meeting of the Company held on September 16, 2024 (the “Special Meeting”), the Company’s shareholders approved (i) a proposal to amend Bayview’s Amended and Restated Memorandum and Articles of Association, dated as of December 14, 2023 (the “Existing Charter”) to extend the date by which the Company must consummate a Business Combination (the “Combination Period”) up to nine (9) times, with all nine (9) extensions comprised of one month each from September 19, 2024 to June 19, 2025 (the “Termination Date”), with each extension comprised of one month (each an “Extension”) (i.e., for a period of time ending up to 18 months after the consummation of its initial public offering (the “IPO”)) for a total of nine (9) months after the Termination Date (assuming a Business Combination has not occurred); and (ii) a proposal to amend the Original Trust Agreement, to permit the Company to extend the Termination Date up to nine (9) times, with all nine (9) extensions comprised of one month each from the September 19, 2024 to June 19, 2025 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the Trust Account $125,000 for each month in an Extension.

The seventh paragraph on the first page of Annex B is hereby amended and restated as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairwoman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) 9 months after the closing of the Offering (or 18 months after the closing of the Offering, if one or more Extensions is effected as described herein) or (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s second amended and restated memorandum and articles of association if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), shall be distributed to the Public Shareholders of record as of such date. It is acknowledged and agreed there should be no reduction in the principal amount per share initially deposited in the Trust Account;”

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The third paragraph on the Exhibit E to Annex B is hereby amended and restated as follows:

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $125,000 for each month in an Extension, which will be wired to you, into the Trust Account investments upon receipt.

The seventh paragraph on the proxy card is hereby amended and restated as follows:

(2) The Trust Agreement Amendment Proposal - It is resolved as an ordinary resolution that the Bayview’s investment management trust agreement, dated as of December 14, 2023 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”) be amended to allow the Company to extend the Termination Date from September 19, 2024 up to nine (9) times, with all nine (9) extensions comprised of one month each up to June 19, 2025 (i.e., for a period of time ending up to 18 months after the consummation of its initial public offering) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the Trust Account, $125,000 for each month in an Extension (the “Extension Payment”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying Proxy Statement.

******

If you have already voted, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal. In addition, stockholders who have already submitted a redemption request with respect to the shares held by them may reverse such request by contacting Equiniti Trust Company, LLC, 55 Challenger Road, Ridgefield Park, NJ 07660 Attn: SPAC Support Email: spacsupport@equiniti.com. If you would like to change or revoke your prior vote on any proposal, or reverse a redemption request, please refer to the Definitive Proxy Statement for additional information on how to do so.

This Supplement should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Except as specifically amended by this Supplement, all information in the Definitive Proxy Statement remains unchanged and the Definitive Proxy Statement continues to be in full force and effect as originally filed. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Definitive Proxy Statement as amended and supplemented by this Supplement. If you have already submitted a proxy and do not wish to change your vote, you need not take any further action. If you have submitted a proxy and wish to change your vote, you may revoke your proxy at any time before it is exercised at the Extraordinary General Meeting by: delivering to our Chief Executive Officer by mail a written notice stating that the proxy is revoked; signing and delivering a proxy bearing a later date; voting again online; or voting at the Extraordinary General Meeting while the polls are open by visiting https://web.lumiconnect.com/233403612 password: bayview2024 (note that attendance at the Extraordinary General Meeting will not, by itself, revoke a proxy unless you vote again electronically at the Extraordinary General Meeting). Please note, however, that if your shares are held in street name by a broker or other nominee and you wish to revoke a proxy, you must contact the broker or nominee to revoke any prior voting instructions.

This Proxy Supplement is dated September 12, 2024

10

PROXY CARD

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

BAYVIEW ACQUISITION CORP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Xin Wang, the Company’s Chief Executive Officer, (the “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of shareholders of Bayview Acquisition Corp to be held on September 16, 2024 at 9:30 a.m. Eastern Standard Time, virtually via live webcast at https://web.lumiconnect.com/233403612 password: bayview2024 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying Proxy Statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DELIVERED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

BAYVIEW ACQUISITION CORP - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.	Please mark votes as ☒ indicated in this example

	FOR	AGAINST	ABSTAIN

(1) The Extension Amendment Proposal - It is resolved as a special resolution that Bayview’s Amended and Restated Memorandum and Articles of Association adopted by special resolution passed on December 14, 2023 (the “Existing Charter”) be deleted in its entirety and in substitution in their place the Bayview’s Second Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) be adopted which reflects the extension of the date by which the Company must consummate a Business Combination (the “Combination Period”) from September 19, 2024 (the “Termination Date”) up to nine (9) times, with all nine (9) extensions comprised of one month each to June 19, 2025 (i.e., for a period of time ending up to 18 months after the consummation of its initial public offering) (the “Extended Date”).	☐	☐	☐
	FOR	AGAINST	ABSTAIN

(2) The Trust Agreement Amendment Proposal - It is resolved as an ordinary resolution that the Bayview’s investment management trust agreement, dated as of December 14, 2023 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”) be amended to allow the Company to extend the Termination Date from September 19, 2024 up to nine (9) times, with all nine (9) extensions comprised of one month each up to June 19, 2025 (i.e., for a period of time ending up to 18 months after the consummation of its initial public offering) by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the Trust Account, $125,000 for each month in an Extension (the “Extension Payment”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying Proxy Statement.	☐	☐	☐

	FOR	AGAINST	ABSTAIN

(3) The Adjournment Proposal - It is resolved as an ordinary resolution that the chairman of the Extraordinary General Meeting be directed to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, Trust Agreement Amendment and Extension Amendment.	☐	☐	☐

Date __________________

Signature _____________________

Signature (if held jointly) ____________________

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposals 1, 2 or 3. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2 and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~